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                                                                    Exhibit 23.2

[PRICEWATERHOUSECOOPERS LOGO]
_______________________________________________________________________________
                                                 |
                                                 |  PricewaterhouseCoopers LLP
                                                 |  1301 Avenue of the Americas
                                                 |  New York NY 10019-6013
                                                 |  Telephone (646) 471 4000
                                                 |  Facsimile (646) 394 1301


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-39090, 33-62966 33-52319, 33-57683, 333-21503,
333-62319, 333-84409, 333-67760 and 333-88422) of Griffon Corporation and
Subsidiaries of our report dated November 6, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


                                                 /s/ PricewaterhouseCoopers LLP

December 19, 2002